EQ ADVISORS TRUSTSM

ATM CORE BOND PORTFOLIO

SUPPLEMENT DATED JUNE 14, 2011 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2011

This Supplement updates information contained in the Summary Prospectus dated May 1, 2011 of the ATM Core Bond Portfolio of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding the ATM Core Bond Portfolio (“Portfolio”).

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As of the date of this supplement, the legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2011, as supplemented June 14, 2011, and Statement of Additional Information (“SAI”), dated May 1, 2011, as supplemented June 14, 2011, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2010, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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Effective June 14, 2011, the third sentence in the fourth paragraph of the section entitled “Investments, Risks and Performance – Principal Investment Strategy” is deleted in its entirety and replaced with the following:

The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide exposure to a fixed income securities index instead of investing directly in fixed income securities. In addition, the Manager may invest the Portfolio’s assets in exchange-traded funds (“ETFs”) that seek to track a fixed income securities index instead of the Portfolio investing directly in fixed income securities.

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Effective June 14, 2011, Kenneth Kozlowski, CFP®, CLU, ChFC and Alwi Chan, CFA® are added as additional portfolio managers of the ATM Core Bond Portfolio.

Effective June 14, 2011, the information contained in the section “Who Manages the Portfolio – Investment Manager: FMG LLC” is deleted in its entirety and replaced with the following:

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	June 2011
Alwi Chan, CFA ®	Vice President of FMG LLC	June 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

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